Exhibit 99.2

OTELCO INC. OTEL (Nasdaq) www.otelco.com June 2019 1

2 This presentation contains forward - looking statements that are subject to risks and uncertainties . Forward - looking statements give our current expectations relating to our financial condition, results of operations, plans, objectives, future performance and business . These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events . These forward - looking statements are based on assumptions that we have made in light of our experience in the industry in which we operate, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances . Although we believe that these forward - looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual financial condition or results of operations, or cause our actual results to differ materially from those in the forward - looking statements .

3 Diverse Customer Base Residential Enterprise Carrier Institutional/Higher Ed Municipal Government Eleven RLECs in 6 states CLEC in ME, MA, NH & VT Service Footprint

OTELCO

Company Timeline

OFFERING:

Local Service	Carrier Ethernet
Long Distance	Cable Television
Network Access	Home Security
High-speed Internet	Cloud Hosting and Managed Services

1998-2003

Company Established

Acquired 4 Alabama RLECs

2004-2006

Initial Public Offering of IDS units (OTT:AMEX)

Acquired Mid-Missouri RLEC & ISP

Acquired Mid-Maine RLEC and CLEC

2007-2010

Issued 3 Million IDS units

Acquired 4 RLECs, 2 CLEC properties in MA, ME, NH and WV

Class B conversion to IDS units

2011-2014

Acquired Shoreham, VT RLEC

IDS units extinguished; new Class A shares issued (OTEL:Nasdaq)

Initiated Cloud Hosting and Managed Services

2015-Present

10 RLEC companies accept A-CAM funding in 5 states

Conversion to consolidated billing and operations systems

Refinanced debt with 5 year CoBank loan

2019 onward

Continued debt reduction

Expand construction of Fiber to the Premise/Node (FTTP/N)

Technology. Tradition. Together.

4

Management Team

Management Team	Experience	Summary Highlights
Rob Souza *Chief Executive Officer*	40+ Years	▪ Appointed CEO of Otelco in December of 2014 ▪ Previously served as SVP and General Manager for Otelco's New England Division ▪ President of Country Road Communications (CRC) from 2001 to 2008
Richard Clark *President and Chief Operating Officer*	7+ Years	▪ Appointed President in May 2019 ▪ Joined Otelco in October 2018 as COO ▪ Previously served as Executive VP and CFO at FirstLight Fiber ▪ Held various financial and operating roles during career
Curtis Garner *Chief Financial Officer*	40+ Years	▪ Served as Chief Financial Officer since February 2004 ▪ Chief Administrative Officer of the Voice-Com division at Ptek Holdings (Premiere Global) ▪ CFO of the Southern and Southwestern Regions of AT&T Consumer Long Distance business
Trevor Jones *Vice President Sales, Marketing and Customer Service*	20+ Years	▪ Previously served as Vice President of Business Development and Director of Sales and Marketing at Great Works Internet ▪ Previously served as Director of Sales and Marketing at Country Road Communications
Trina Bragdon *General Counsel*	25+ Years	▪ Served as General Councel since 2013 ▪ Served as Director of Legal and Regulatory Affairs 2009-2013 ▪ Previously served as Hearing Examiner for the Maine PUC and Litigation Associate at Saul, Ewing.

Technology. Tradition. Together.
5

6 28,000+ ILEC Customers Both Business and Residential MILLION 2018 revenue $51 million in RLEC $15 million in CLEC $66+ SERVICE FOOTPRINT 11 RLECS across 6 states and CLEC serving 3 states MILLION 2018 EBITDA $25+ EMPLOYEES With 18 office facilities across 6 states 197 CLEC BUSINESS CUSTOMERS Across critical industries 2,000+ Otelco At - a - Glance

7 2,324 Mile Fiber Network 1,564 Transport, 760 Distribution 56 Cell Towers Served 5,600 Mile Copper Network Network Footprint RLEC (BLUE) CLEC (YELLOW) Missouri New England Alabama West Virginia

OTELCO

Full Product Suite

Otelco offers a full suite of advanced telecommunication services to meet the voice, data and connectivity needs of its customers. The Company's product suite provides comprehensive solutions for the entirety of its business, residential and carrier/wholesale customers' communications needs including hosted voice, high-bandwidth connectivity and access services.

Segment	Summary	Core Products	RLEC	CLEC
Business	Otelco offers its SMB and Enterprise customer base a comprehensive portfolio of advanced Voice and Data telecommunications services, as well as a suite of Cloud Hosted and Managed Services.	Hosted PBX	✓	✓
		Business Telephony	✓	✓
		High-Speed Data & Internet	✓	✓
		Wide Area Networking (WAN)	✓	✓
		Colocation		✓
		Cloud Computing	✓	✓
Residential	Otelco's Residential segment provides profitable Voice, Internet, Security and video services[1] to communities in Alabama, Maine, Massachusetts, Missouri, Vermont and West Virginia.	High-Speed Internet	✓	✓
		Telephony Services	✓	✓
		Home Automation and Security	✓	
		Cable and IP TV[1]	✓	
Carrier/ Wholesale	Otelco delivers a full suite of carrier-grade connectivity and colocation products to its Carrier and Wholesale customers, including Internet Service Providers (ISP), Wireless ISP and Managed Services Providers.	Access	✓	✓
		Cell Tower Backhaul	✓	✓
		Carrier Internet		✓
		Colocation		✓
		LAN/WAN		✓
		SIP Trunking		✓
		TDM Services	✓	✓

(1) Video services currently available in Alabama and Vermont

Technology. Tradition. Together.

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9 Otelco Network Summary New England CLEC Missouri RLEC New England RLEC Alabama RLEC Switching Facilities Remote Switches 31 Colos 89 107 75 Video Nodes - - - 46 Wireless Internet Access Points - 156 - - Total Fiber Route Miles 1,259 473 454 1,154 Owned Fiber Route Miles 243 473 454 1,154 Transport Fiber Route Miles 243 457 365 499 Distribution Fiber Route Miles - 16 89 655 IRU Fiber Route Miles 235 - - - Leased Fiber Route Miles 781 - - - Copper Route Miles - 1,010 1,501 3,119 1) Figures as of January 2019 Network Summary

10 0% 5% 10% 15% 20% 25% 30% 35% 40% Local Services Network Access Internet Transport Services Cable Television Managed Services 2019 YTD 2015 Diverse and Stable Revenue Mix

11 Competitive Landscape Incumbents Cable MSOs • Otelco’s competition within its markets ranges from multiple incumbent carriers to Cable MSOs with in - region franchises to competitive communications providers . • Consolidation in the telecom sector over the past few years has significantly shrunk the universe of Otelco’s competitors, especially in the Northeast, with the completed acquisitions of FirstLight , Oxford Networks and Sovernet by Oak Hill Capital . • Competition from cable, electric utilities and wireless substitution continues to impact the residential wireline voice market . While Otelco is not immune to these trends, the Company had added additional services such as security and home automation along with Over - The - Top programming to provide robust offerings for its residential market . In addition, Otelco’s new and expanding fiber network gives Otelco a speed and reliability advantage within the Company’s footprint . • Otelco experiences limited competitive threats in the rural areas it operates in from new entrants . The demographic characteristics of rural telecommunications markets generally require significant capital investment to offer competitive wireline telephone services with low potential revenues . Meanwhile, participation in A - CAM has resulted in Otelco’s ability to improve and expand the Company’s wireline network with miles of new fiber optics ; both in A - CAM eligible regions, and areas passed in order to reach A - CAM regions . As a result, Otelco faces a lesser threat of new significant wireline and wireless competition in rural markets . Wireless

12 Alternative Connect America Model (A - CAM) Election • In March 2016 FCC adopted A - CAM USF plan for Rate - of - Return carriers • A - CAM offers voluntary, 10 - year fixed support effective January 1, 2017, extended to 2028 on January 1, 2019 • Promotes broadband build - out in rural America • Replaces legacy High - Cost Loop Support (HCLS) & Interstate Common Line Support (ICLS) mechanisms • Carriers must deliver 25/3 Mbps service to locations in non - competitive, eligible census blocks – A - CAM census blocks represent approximately 19% of targeted market – A - CAM census blocks represent approximately 34% of copper route miles *Includes Transitional Support Payments **USF in Maine and Vermont, Transitional Support in Alabama ***Connect America Funds and CAF BLS A-CAM FUNDING* $8,110 STATE UNIVERSAL FUNDS** $1,185 OTHER FEDERAL USF*** $6,506 Total $15,802 2018 Funding (000)

13 $6.35 $13.35 $16.15 $16.08 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 12/31/2016 12/31/2017 12/31/2018 6/30/2019 Stock Price CoBank Debt Agreement Nov 17 153% increase 2016 to Q2 2019 Stock Performance

14 Debt Agreement • Debt facility with CoBank through November 2022 • $87.0 million term loan • $20.0 million accordion feature and $5.0 million revolver • Loan balance reduced over $11.4 million in 2018 • Current loan balance $72.4 million at June 30, 2019 • Scheduled principal amortization of $1.1 million per quarter • Current interest rate of 4.25% plus Libor • Covenant targets that allow for further decrease in interest rate

15 HISTORY • 2015 effective rate of 39.8% • 2016 effective rate of 41.5% • 2017 effective rate of 34.88%* TAX ACT • Lowered corporate tax rate to 21% • Extension of bonus depreciation • Expensing of capex to 2023 IMPACT • Effective rate of 23.9% in 2018 • Estimated cash tax savings of $2.1 million for 2018 Tax Cuts and Jobs Act Impact *Tax Act reduced tax liability, resulting in tax benefit of $7.9m

16 3.90 3.38 3.48 3.11 2.90 70,000 75,000 80,000 85,000 90,000 95,000 100,000 105,000 110,000 2014 2015 2016 2017 2018 Notes Outstanding (000) Leverage Ratio See appendix for reconciliation to GAAP measures

17 Execute on A - CAM FTTP/N Projects Realize Efficiencies of Consolidated Billing and Operations Optimize Key Strategies Deploy Capital Effectively Operational Objectives

18 Current Status • 11 eligible RLECs opted for A - CAM funding • Will continue to receive funding through 2028 • Building to current and new customers in all regions • Able to meet some obligations with current DSL network • Secured additional funding through CAF II auction; will build to additional locations in Massachusetts Expected Impact • Increase revenue per customer • 12 years of predictable cash flows • Meet 25/3mbps speed obligations at approximately 6,000 locations by end of 2020, deploying FTTP/N and VDSL • Ultimately pass 12,500 locations in A - CAM census blocks Execute on A - CAM Obligations Operational Objectives

19 • NISC (National Information Systems Cooperative) software package • Consolidates Otelco billing across all regions and companies Billing Conversion • Carrier billing completed • End - user billing completed • Completion of digitized mapping integration in 2019 • Over $750k in cost avoidance and operational efficiencies have been realized OTELCO: Current Status • Improved reporting and controls • Access to improved marketing and sales tools • Foundation to absorb growth efficiently Expected Impact Operational Objectives Realize Efficiencies of Consolidated Billing and Operations

20 Strategic capex • Investigate and implement lower cost methods to meet A - CAM obligations • Build fiber outside of A - CAM territories to expand fiber network Manage debt • Closely maintain leverage and debt covenants Invest in strategic M&A • Opportunities for partnerships and growth Deploy Capital Effectively • Expand service areas served by fiber to increase service levels and reduce churn with the goal of stabilizing revenues over a multi - year period • Strategically utilize capital to expand fiber network • Capital expenditures increasing from $6.0 million (2014) to over $11.0 million (2019) Operational Objectives

21 Capture New Revenue with Fiber Offerings Market aggressively in new fiber footprints Evolve product lines Price competitively Upsell fiber to existing customers Collaborate on Municipal Broadband Projects Identify municipalities that are overlooked and underserved Develop customized solution to solve problem Execute and deliver cost effectively Effectively Manage Expenses Operating expenses reduced 11.6% from 2014 to 2018 Continue to manage operational efficiency Network optimization Optimize Key Strategies • Stabilize revenue • Manage expenses • Optimize use of A - CAM funding • Expand FTTP/N Operational Objectives

22 • Entire network being mapped with locations geocoded to gain information – Market size – Current customer penetration rates – Estimated costs to build fiber in entire market – Competition assessment by region – Identify areas with highest ROI potential • Expected completion will allow Company to develop fiber deployment plan and estimate capital costs – Estimated costs to build fiber on existing copper network ranges from $15,000 to $18,000 per mile – Estimated costs to build fiber where existing copper network is not available ranges from $25,000 to $35,000 per mile assuming aerial fiber deployment • Next phase of B/OSS system enhancements includes obtaining and utilizing the system for mapping integration 2019 Operational Initiatives

23 APPENDIX

24 Appendix: FTTP /FTTN Projects in 2019

25 Total Locations Passed with Fiber Locations Passed = Ready for service installation via drop fiber.  State Pre – 2017 2017 2018 TOTAL Fiber Customers Take Rate ME 187 221 373 781 231 30% AL 3,329 1,230 1,351 5,910 1,610 27% MO 51 221 92 364 189 52% VT - 188 - 188 56 30% TOTAL 3,567 1,860 1,816 7,243 2,086 29%

26 Otelco Fiber 06/30/2019 Locations Passed = Ready for service installation via drop fiber. 1,904 192 272 60 2,428 Lightwave Customers AL MO ME VT

27 2019 Fiber Projects * Burlington FTTP build was replaced with Alton FTTP Connect ME project ** Singing Cedar Fiber build is to provide optical support to the remote. State Project Mileage Locations Passed Alabama Jones Valley 61 540 Alabama Ryan 16 94 Alabama Strawberry 19 99 Alabama Arab 113 4,062 Maine Plymouth 29 421 Maine Alton* 24 260 Vermont Singing Cedar** 4 0 Vermont Foote Farms 3 23 Vermont West Cornwall 6 109 TOTAL 275 5,608

28 2019 Fiber Projects Jones Valley & Ryan Alabama Strawberry Arab

29 2019 Fiber Projects Plymouth Maine Alton

30 2019 Fiber Projects Singing Cedar Vermont West Cornwall Foote Farms

31 Appendix: Select Financial Information

32 Appendix: Select Financial Information ($000) 2018 revenue includes A - CAM support revision, FCC revision of CAF - BLS funding Year End Results 2018 2017 2016 2015 2014 Operating Revenues 66,068$ 68,526$ 68,944$ 71,102$ 73,870$ Operating Expenses (COGS and SG&A) (41,042) (41,542) (42,109) (42,969) (46,429) Depreciation and Amortization (7,232) (7,377) (8,023) (8,878) (10,583) Operating Income 17,793 19,607 18,813 19,255 16,858 Interest Expense (5,844) (13,250) (10,634) (7,894) (8,854) Other Income 263 204 624 1,067 210 Loss on Debt Prepayment Penalty - (2,303) 0 0 0 Income Before Taxes 12,212 4,259 8,803 12,428 8,214 Provision For income taxes (2,745) 7,856 (3,658) (4,944) (3,185) Net Income 9,467 12,115 5,146 7,484 5,029 Add Amortization 326 376 885 1,200 1,643 Depreciation 6,906 7,001 7,137 7,678 8,941 Income Tax Expense 2,745 (7,856) 3,658 4,944 3,185 Interest Expense 5,843 13,249 10,633 7,894 8,854 Loan Fees 74 2,447 204 25 25 Stock Compensation 308 308 416 370 1,067 Consolidated EBITDA 25,670$ 27,640$ 28,078$ 29,596$ 28,744$

33 Appendix: Leverage Ratio ($000) 2018 2017 2016 2015 2014 Net income 9,467$ 12,115$ 5,146$ 7,484$ 5,029$ Amortization 326 376 885 1,200 1,643 Depreciation 6,906 7,001 7,137 7,678 8,941 Income tax expense 2,745 (7,856) 3,658 4,944 3,185 Interest expense 5,843 13,249 10,633 7,894 8,854 Loan fees 74 2,447 204 25 25 Stock compensation 308 308 416 370 1,067 Consolidated EBITDA 25,670$ 27,640$ 28,078$ 29,596$ 28,744$ Senior notes payable 70,213$ 74,563$ 74,875$ 97,052$ 105,470$ Current portion LT debt 4,350 11,350 7,125 3,000 6,665 Senior notes outstanding 74,563 85,913 82,000 100,052 112,135 Subordinated notes payable - - 15,573 - - Subordinated notes outstanding - - 15,573 - - Notes outstanding 74,563$ 85,913$ 97,573$ 100,052$ 112,135$ Leverage 2.90 3.11 3.48 3.38 3.90

34 Appendix: Select Financial Information ($000) Year End Results 2018 2017 2016 2015 2014 Operating Revenues 66,068$ 68,526$ 68,944$ 71,102$ 73,870$ Operating Expenses (COGS and SG&A) (41,042) (41,542) (42,109) (42,969) (46,429) % Revenue 62% 61% 61% 60% 63% Consolidated EBITDA 25,670$ 27,640$ 28,078$ 29,596$ 28,744$ % Revenue 39% 40% 41% 42% 39%

35 Appendix: Select Financial Information (000) Year End Results 2018 2017 2016 2015 2014 EBITDA 25,670$ 27,640$ 28,078$ 29,596$ 28,744$ Capital Expenditures 7,983 8,511 6,890 6,612 6,015 Free Cash Flow 17,687$ 19,129$ 21,188$ 22,984$ 22,729$ Debt 74,563$ 85,913$ 97,573$ 100,052$ 112,135$ Cash 4,657 3,570 10,538 6,884 5,082 Net Debt 69,906$ 82,343$ 87,035$ 93,168$ 107,053$ Leverage Ratio (Debt/EBITDA) 2.90 3.11 3.48 3.38 3.90 Net Leverage Ratio (Net Debt/EBITDA) 2.72 2.98 3.10 3.15 3.72

Glossary of Terms A - CAM Alternative Connect America Model B/OSS Business/Operations Support System CAF II Connect America Fund II CAF BLS Connect America Fund Broadband Loop Support CLEC Competitive Local Exchange Carrier FTTN Fiber to the Node (fiber to a remote office, allows for increased speed over existing copper network) FTTP Fiber to the Premise HCLS High Cost Loop Support ICLS Interstate Common Line Support ISP Internet Service Provider MSO Multiple System Operators RLEC Rural Local Exchange Carrier TSF Transitional Support Fund USF Universal Service Fund VDSL Very - high - bit - rate Digital Subscriber Line 36

OTELCO Inc. OTEL (Nasdaq) www.otelco.com 37